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                                                                     EXHIBIT 3.1

                                  CERTIFICATE
                                      OF
                       AMENDED ARTICLES OF INCORPORATION
                                      OF
                             THE MEAD CORPORATION
                             --------------------

     STEVEN C. MASON, President, and GEORGE J. MALY, JR., Secretary, of THE MEAD CORPORATION, a corporation for profit under the Ohio General Corporation Law, with its principal office located at Dayton, Montgomery County, Ohio, do hereby certify that a meeting of the Board of Directors of said Corporation was duly called and held on the 28th day of May, 1987, at which meeting a quorum of such Directors was present, and at such meeting there were duly adopted the resolutions set forth below adopting Amended Articles of Incorporation as permitted by Section 1701.72(B) of the Ohio Revised Code:

     "Resolved, That the Articles of Incorporation be, and they hereby are, amended to read as set forth in the following Amended Articles of Incorporation:

                       AMENDED ARTICLES OF INCORPORATION

     FIRST:  The name of said corporation is "THE MEAD CORPORATION."

     SECOND: The place in Ohio where the principal office of said corporation is located is Dayton, Montgomery County.

     THIRD:  The purpose or purposes for which it is formed are:

     (a) To produce, mine, quarry, manufacture or otherwise acquire or exploit and to hold, own, sell or otherwise dispose of, trade in and deal in natural resources of every kind or character and the by-products or derivatives of such natural resources.

     (b) To manufacture, purchase or otherwise acquire and to hold, own, sell or otherwise dispose of, trade in and deal in paper, pulp, paper materials, paperboard and paper products of every kind and description, plastic and other paper substitute materials and products of every kind and description, lumber, plywood, shingles and newsprint.

     (c) To manufacture, purchase, or otherwise acquire and to hold, own, sell or otherwise dispose of, trade in and deal in looseleaf binders, fillers, posters and construction paper, social stationery, office products, gift items, specialty tableware and party items, art materials, institutional aids and teaching guides, and other educational and consumer products of every kind and description.

     (d) To manufacture, purchase, or otherwise acquire and to hold, own, sell or otherwise dispose of, trade in and deal in cement, cement-asbestos, rubber, plastics, lime, coal, coke, iron, steel, and metals and metal products of every kind or description.

     (e) To manufacture, purchase, or otherwise acquire and to hold, own, sell or otherwise dispose of, trade in and deal in drapery and upholstery fabrics, hardwood veneer and upholstered household and institutional furniture, and other interior furnishings of every kind and description.

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     (f) To engage in applied research, development, product improvement, evaluation of reconnaissance and intelligence systems, and in general to engage in and deal with all types of data handling systems, precision optics, photographic process control and specialized photography of every kind and description.

     (g) To manufacture, buy, sell and deal in goods, wares and merchandise and personal property of every kind and description.

     (h) To purchase or otherwise acquire and to hold or maintain, work, develop, sell, lease, exchange, convey, mortgage, transfer, or in any manner to dispose of and deal in, within and without the State of Ohio, wherever situated, lands, leaseholds, and any interest, estate and right in real property, and any personal or mixed property, including the shares of stock and other securities of other corporations, and any franchises, rights, licenses, or privileges, necessary, convenient or appropriate for any of the purposes herein expressed.

     (i) To enter into, make and perform contracts of every kind for any lawful purpose, with any person, firm, association or corporation, municipality, state or government, or any political subdivision of any of the same.

     (j) To apply for, purchase, register, or in any manner to acquire and to hold, own, use, operate and introduce, and to sell, lease, assign, pledge, or in any manner to dispose of, and in any manner deal with patents, patent rights, licenses, copyrights, trademarks, trade names, and to acquire, own, use, or in any manner dispose of, any and all inventions, improvements and processes, labels, designs, brands, or other rights, and to work, operate or develop the same, and to carry on any business, manufacturing or otherwise which may directly or indirectly effectuate these objects or any of them.

     (k) To purchase or otherwise acquire the whole or any part of the property, assets, business, goodwill and rights, and to undertake and assume the whole or any part of the liabilities and obligations, of any person, firm, association or corporation, and to pay for the same in cash or in shares of any class or series, or in bonds, debentures, notes or other obligations of the Corporation, or otherwise; to hold or in any manner to dispose of the whole or any part of the property or assets so acquired, and to conduct the whole or any part of the business so acquired, and to exercise all the powers necessary or convenient in and about the conduct, management and carrying on of any such business.

     (l) To do any and all things necessary, convenient or expedient for the accomplishment of any of the purposes, or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals; and, in general, to carry on any other business not forbidden by the General Corporation Law of the State of Ohio.

     FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is 340,357,040 shares which shall be classified as follows:

          61,500 Cumulative Preferred Shares of the par value of $100 per share (hereinafter called "Preferred Shares");

          20,000,000 Voting Cumulative Preferred Shares without par value (hereinafter called "Voting Preferred Shares");

          20,000,000 Cumulative Preferred Shares without par value (hereinafter called "No Par Preferred Shares");

          295,540 Cumulative Second Preferred Shares of the par value of $50 per share (hereinafter called "Second Preferred Shares"):

          300,000,000 Common Shares without par value (hereinafter called "Common Shares").

     SECTION 1. For the purposes of this section and the express terms and provisions hereinafter set forth:

     I. "Affiliate" shall, as of any date, mean any corporation of which more than 50%, but less than 90%, of the outstanding shares entitling the holders thereof to elect a majority of the directors


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(either at all times or so long as there shall be no default in the payment of dividends or otherwise in respect of any other class of shares of such corporation) shall on such date be owned by the Corporation; and "Subsidiary" shall, as of any date, mean any corporation of which 9O% or more of such outstanding voting shares shall on such date be owned by the Corporation.

     II. "Funded Indebtedness" shall mean any indebtedness which by its terms or at the option of the debtor will mature more than 12 months from the date as of which the computation is made.

     III. "Consolidated Funded Indebtedness" shall mean the aggregate of all Funded Indebtedness (other than any owned by the Corporation or any Subsidiary) created, issued, re-issued, assumed or guaranteed by the Corporation or by any Subsidiary, or secured by lien or charge on, or pledge of any property of, the Corporation or a Subsidiary; subject, however, to subsection VII of this Section 1.

     IV. "Consolidated Net Earnings" shall mean the aggregate net earnings of the Corporation and its Subsidiaries, determined as provided in subsection VIII of this Section 1, before deductions for interest charges on Consolidated Funded Indebtedness, for outstanding stock interests in Subsidiaries not owned by the Corporation or other Subsidiaries, and for taxes on income, with due allowance for any losses sustained.

     V. "Consolidated Net Income" shall mean Consolidated Net Earnings, after deductions for all taxes on income, for interest charges on Consolidated Funded Indebtedness, and for such portion of Consolidated Net Income as shall be applicable to stock interests in Subsidiaries not owned by the Corporation or other Subsidiaries; all determined as provided in subsection VIII of this
Section 1. Except as otherwise hereinafter specified, deductions for the aforesaid interest charges and portion of Consolidated Net Income applicable to stock interests in Subsidiaries not owned by the Corporation or other Subsidiaries shall be based, respectively, upon interest actually paid or accrued during the period in question and upon stock outstanding during such period.

     VI. "Consolidated Net Assets" shall mean the excess of all assets of the Corporation and its Subsidiaries (excluding organization expenses, unamortized bond discount and expense, patents, trademarks, copyrights, trade names, good will, and other like intangibles) over the sum of current liabilities and reserves of the Corporation and its Subsidiaries (other than reserves deducted from assets or included in current liabilities, reserves for contingencies the expenditures chargeable to which are within the control of the Corporation or a Subsidiary, and the amount of self-insurance reserves in excess of current claims), all as shown by a consolidated balance sheet of the Corporation and its Subsidiaries, as of a date within 9O days of the consummation of the transaction with respect to which the computation of Consolidated Net Assets is made, prepared in accordance with generally accepted accounting principles, with appropriate adjustments for (a) the estimated anticipated results of normal operations between such date and the date of consummation of such transaction, and (b) all transactions occurring during such period out of the course of normal operations.

     VII. In any computation of Consolidated Funded Indebtedness or Consolidated Net Assets, there shall be excluded (a) all obligations with respect to which an amount sufficient to discharge the same in full shall have been deposited, in trust for the payment thereof, and (b) all moneys so deposited for the payment of such obligations or deposited, in trust, for the retirement of shares of stock.

     VIII. In any computation of Consolidated Net Income or Consolidated Net Earnings (a) all inter-company items shall be eliminated, (b) no deduction shall be made from earnings for any costs or changes incident to the redemption after June 1, 1946, of shares of Cumulative Preferred Stock of the Corporation outstanding on said date, and (c) such computation shall be made in accordance with generally accepted accounting principles and, when required to be made up to the date of consummation of a proposed transaction, may be made as of a period ending not earlier than 90 days prior to

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

the consummation of such transaction, but in any such case such computation shall be adjusted by taking into consideration the estimated anticipated results from operations from the close of the period as of which such computation shall have been made up to the date of consummation of such proposed transaction.

   SECTION 2. The express terms and provisions of the Preferred Shares are as follows:


     I. Preferred Shares may be issued in series from time to time. Within the limitations and restrictions set forth in this Article FOURTH, the Board of Directors is expressly authorized, at one time or from time to time, to adopt amendments to the Articles of Incorporation in respect of any authorized and unissued Preferred Shares to fix or alter the division of such shares into series, the designation and number of shares of each series, the dividend rates, redemption rights, redemption prices, liquidation prices, sinking fund requirements, conversion rights, and restrictions on issuance of shares of the same series or of any other class or series. The express terms and provisions of Preferred Shares of different series shall be identical except that there may be variations in respect of any or all of the particulars hereinbefore set forth in this subsection I. In case the stated dividends or the amounts payable on dissolution, liquidation, or sale of assets of the Corporation are not paid in full, all Preferred Shares of all series shall participate ratably in the payment of dividends, including accumulations, if any, in proportion to the sums which would be payable thereon if all dividends thereon were paid in full, and, in any distribution of assets other than by way of dividends, in proportion to the sums which would be payable on such distribution if all sums payable thereon to holders of Preferred Shares were discharged in full.

     II. The holders of Preferred Shares shall be entitled to receive when and as declared out of the surplus of the Corporation, subject to any limitations prescribed by statute, cash dividends at the respective rates fixed as aforesaid by the Board of Directors for the shares of the several series of Preferred Shares, and no more. Dividends on the Preferred Shares shall be payable quarterly on the first days of March, June, September and December in each year. Dividends on each Preferred Share shall be cumulative from the first day of the dividend period in which such share is issued, except that if any share is issued after the record date fixed for determining the holders of Preferred Shares of such series entitled to the dividend for such period, dividends on such share shall be cumulative from the first day of the dividend period next following the date of issuance of such share, and except that dividends on any share of a particular series issued prior to the first dividend payment date for shares of such series shall be cumulative from such date as shall be fixed by the Board of Directors prior to the issuance thereof, but not earlier than the beginning of the current dividend period.

     The Preferred Shares shall rank pari passu with the Voting Preferred Shares and the No Par Preferred Shares with respect to the payment of dividends. Subject to the provisions of this Article FOURTH, the holders of all shares ranking junior to the Preferred Shares with respect to the payment of dividends shall be entitled to receive such dividends as may from time to time be declared thereon by the Board of Directors.

     III. Except as may be otherwise expressly provided in this Article FOURTH, the Corporation shall have the right to redeem the Preferred Shares of any one or more series at any time, either in whole or in such portions, as, from time to time, the Board of Directors may determine, upon the payment to the respective holders thereof of the "General Redemption Price" thereof. The General Redemption Price for shares of each series shall be an amount equal to the sum of (a) the redemption price fixed by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series; and (b) an amount equivalent to all accumulated and unpaid dividends on the shares to be redeemed to the date fixed for redemption (hereinafter referred to as the "Redemption Date"), whether or not such dividends shall have been earned or declared. In lieu of such payment the Corporation may deposit the General Redemption Price of the shares to be redeemed on or prior to the Redemption Date, with such responsible bank or trust company or bank and trust company in the Borough of

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Manhattan, in the City of New York, State of New York, having a capital and surplus of not less than $5,000,000, as may be designated by the Board of Directors, in trust, for payment on or after the date of such deposit (without awaiting the Redemption Date) to the holders of the Preferred Shares then to be redeemed. If less than the whole amount of outstanding Preferred Shares of any particular series shall be redeemed at any time, the shares thereof to be redeemed shall be selected by lot.

     Notice of any such redemption, in whole or in part, and of any such deposit made or to be made of such General Redemption Price, shall be mailed to each holder of Preferred Shares so to be redeemed, at his address registered with the Corporation, not less than thirty days prior to the Redemption Date, and, if less than all of the said shares owned by such shareholder are to be redeemed, the notice shall specify the number of shares thereof which are to be redeemed. Such notice having been so given, or irrevocable written authority to the depositary having been given at the time of making the deposit provided for herein forthwith to give such notice, all rights of the respective holders of the said shares as shareholders of the Corporation by reason of the ownership of such shares, except the right to receive the General Redemption Price of such shares upon presentation and surrender of their respective certificates representing the said shares, shall cease from and after the Redemption Date (unless default shall be made by the Corporation in providing moneys for the payment of the General Redemption Price), or, if the General Redemption Price shall have been deposited on or prior to the Redemption Date as above permitted, from and after the date of such deposit; provided, however, that in lieu of the right to receive the General Redemption Price, any rights of conversion or exchange may be exercised up to the close of business on the Redemption Date. If after such deposit any Preferred Shares so called shall be converted or exchanged, the amount theretofore deposited with the depositary for the redemption thereof shall forthwith be paid over by it to the Corporation. Any other moneys so deposited which shall remain unclaimed by the holders of Preferred Shares so called for redemption at the end of two years after the Redemption Date shall be paid by such depositary to the Corporation, after which the holders of such Preferred Shares shall look only to the Corporation for payment of the General Redemption Price thereof, without interest.

     IV. Upon the dissolution, liquidation or sale of all or substantially all the assets of the Corporation, the holders of Preferred Shares shall be entitled to receive the following sums, before any payment shall be made to any other class of shares ranking junior to the Preferred Shares with respect to payment upon dissolution, liquidation or sale of assets:

          (a) in case of any involuntary dissolution or liquidation or forced sale of all or substantial1y all the assets of the Corporation, each Preferred Share of each series shall be entitled to receive the sum of $100, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment; or

          (b) in case of any voluntary dissolution or 1iquidation or voluntary sale of all or substantially all the assets of the Corporation, each Preferred Share of each series shall be entitled to receive the amount fixed for such contingency by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment.

The Preferred Shares shall rank pari passu with the Voting Preferred Shares and the No Par Preferred Shares with respect to payment upon dissolution, liquidation, or sale of assets. After all sums payable on the Preferred Shares as herein provided upon a particular contingency shall have been paid in full, but not prior thereto, the other classes of shares ranking junior to the Preferred Shares with respect to payment upon dissolution, liquidation, or sale of assets shall be entitled to payment of all other sums then distributable, subject to the respective terms and provisions (if any) applying to such class or classes of shares, respectively. For the purposes of this subsection IV, a consolidation or merger of the Corporation with or into any other corporation, or a consolidation or merger of any other corporation with or into the Corporation shall not be deemed a dissolution, liquidation, or sale of assets.

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     V. Except as herein or by law expressly provided to the contrary, the holders of Preferred Shares shall have no right as such holders to vote at or participate in any meeting of shareholders of the Corporation or to receive any notice of any such meeting. If, however, dividends on any of the Preferred Shares shall be in arrears in an amount equal to the annual dividends thereon, the holders of all of the Preferred Shares shall be entitled to vote at all meetings of shareholders of the Corporation and to receive notice of all such meetings. Such voting rights of the holders of Preferred Shares shall continue until all accumulated and unpaid dividends on all Preferred Shares shall have been paid, whereupon all such voting rights shall cease, subject to being revived from time to time upon the reoccurrence of the conditions above described as giving rise thereto.

     At any meeting at which the holders of the Preferred Shares shall be entitled to vote, each vote cast pursuant to the provisions of this subsection V on behalf of the holder of a Preferred Share shall be counted as such number of votes as shall equal the quotient derived from dividing the number of Preferred Shares of all series then outstanding into the total number of votes to which at such time all outstanding shares ranking junior to the Preferred Shares with respect to the payment of dividends or distributions in liquidation may be collectively entitled, except that so long as any Second Preferred Shares shall be outstanding, the number of votes to which each Preferred Share shall be entitled shall be one-half the number of votes to which each Preferred Share would be entitled under the above provisions. For the purposes of the above computation, shares held by the Corporation or by any Subsidiary or Affiliate shall not be deemed to be outstanding, and such shares shall have no right whatsoever to vote at or to receive notice of any meeting other than such rights as may be expressly granted by law.

     VI. So long as any of the Preferred Shares shall remain outstanding, no dividend (other than dividends payable in shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions in liquidation) shall be paid, nor shall any distribution (by purchase, redemption, payment to any sinking fund, or otherwise) be made, on any shares ranking junior to the Preferred Shares with respect to the payment of dividends or distributions in liquidation, unless:

          (a) all dividends on all outstanding Preferred Shares, Voting Preferred Shares and No Par Preferred Shares shall have been paid, and full dividends thereon for the then current quarterly dividend period shall have been declared and a sum sufficient for the payment thereof set apart therefor;

          (b) the Corporation shall not be in arrears in respect of any sinking fund obligation in respect of any series of Preferred Shares, Voting Preferred Shares, or No Par Preferred Shares;

          (c) after giving effect to the payment of the proposed dividend or distribution, the aggregate of all such dividends and distributions paid, subsequent to December 29, 1945, shall not exceed the sum of (i) Consolidated Net Income earned after said date less the aggregate of all dividends paid on the Preferred Shares, Voting Preferred Shares and No Par Preferred Shares, all sinking fund payments with respect thereto, and all amounts credited against such payments for the voluntary purchase or redemption of Preferred Shares, Voting Preferred Shares or No Par Preferred Shares, (ii) the net proceeds of the sale subsequent to September 1, 1946, of shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions in liquidation, (iii) the principal amount of indebtedness converted, subsequent to April 1, 1967, and the stated capital of shares ranking equal with or prior to the Preferred Shares with respect to the payment of dividends and distributions in liquidation converted, subsequent to April 1, 1967, into shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions in liquidation, and (iv) $1,000,000; and

          (d) if such dividend or distribution be on the Common Shares, after giving effect to the payment of the proposed dividend or distribution, Consolidated Net Assets shall be at least 175% of the sum of (i) Consolidated Funded Indebtedness, (ii) the aggregate par value of (and/or, in the case of shares without par value, stated capital applicable to) the outstanding Preferred Shares

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     of all series and all other outstanding shares of the Corporation ranking equally with or prior to the Preferred Shares with respect to the payment of dividends or distributions in liquidation, including shares owned by the Corporation, and (iii) capital and surplus of Subsidiaries applicable to or represented by shares owned by others than the Corporation or its Subsidiaries.

The purchase or other acquisition by a Subsidiary or Affiliate of shares of the Corporation shall be deemed a purchase or acquisition of such shares by the Corporation within the meaning of this subsection VI.

     VII. Without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the Preferred Shares at the time outstanding, as a class, the Corporation shall not:

           (a) increase the number of authorized Preferred Shares to an amount in excess of l00,000;

           (b) increase the number of authorized Voting Preferred Shares to an amount in excess of 20,000,000;

           (c) increase the number of authorized No Par Preferred Shares to an amount in excess of 20,000,000;

           (d) authorize or issue any shares other than Preferred Shares, Voting Preferred Shares, No Par Preferred Shares or shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions in liquidation;

           (e) adopt or effect any amendment to its Articles of Incorporation which would be substantially prejudicial to the holders of Preferred Shares; provided, however, that if such amendment would be substantially prejudicial to the holders of Preferred Shares of one or more series, but less than all of the several series of Preferred Shares, or would unequally affect two or more series in a substantially prejudicial manner, the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the shares of each series so affected at the time outstanding, voting as a sub-class, shall be required in addition to the said vote or written consent of the holders of at least two-thirds of the Preferred Shares of all series at the time outstanding, voting as a class; and provided, further, that any such amendment, when effected upon such vote or consent, shall not confer upon dissenting holders of Preferred Shares any right to payment for their shares;

           (f) sell, convey, lease or otherwise part with all or substantially all of its assets, property or business, or consolidate or merge with or into any other corporation, or merge any other corporation into itself; provided, however, that this restriction shall not apply to a consolidation or merger to which the Corporation is a party if none of the rights or preferences of the Preferred Shares shall be adversely affected thereby; or

           (g) give any guarantee or similar obligation for the payment of any share or dividend by any other corporation or person; provided, however, that this restriction shall not apply to any guarantee or similar obligation for the payment of any share or dividend by any corporation which at the time the guarantee or similar obligation is given is a Subsidiary.

For the purpose of determining whether such affirmative vote or written consent required by this subsection VII has been obtained, Preferred Shares held by the Corporation or by any Subsidiary or Affiliate shall not be deemed to be outstanding or entitled to participate in any such vote or consent.

     VIII. So long as any dividend on any Preferred Shares shall be in arrears and unpaid, the Corporation shall not redeem any Preferred Shares (unless all outstanding Preferred Shares shall be redeemed) or purchase any Preferred Shares, or permit any Subsidiary or Affiliate to make any such purchase, unless such redemption or purchase shall be accomplished not earlier than 30 days and not later than 90

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days after the mailing of a written purchase offer to each holder of record of
Preferred Shares at the address of such shareholder registered with the Corporation. Any such purchase offer shall be made upon terms that will result in holders of Preferred Shares of the several series being offered prices in proportion to the several dividend rates applicable thereto.

     IX. Preferred Shares acquired by the Corporation through the exercise by the holders thereof of any conversion privilege shall not be re-issued except as hereinafter provided. Such shares and any other Preferred Shares acquired by the Corporation otherwise than through the operation of any sinking fund and not used to reduce the amount of any sinking fund instalment shall, upon compliance with such provisions of law relating to the retirement of shares as may be applicable, have the status of authorized and unissued Preferred Shares which are unclassified into any series. Preferred Shares acquired by the Corporation through the operation of any sinking fund or which have been used to reduce the amount of any sinking fund instalment shall be cancelled and not re-issued, and the Corporation shall from time to time take appropriate corporate action to reduce the authorized number of Preferred Shares accordingly.

     X. No holder of Preferred Shares of any series shall, as such holder, have any preemptive rights in, or preemptive rights to purchase or subscribe to, any shares of the Corporation, or any bonds, debentures, or other securities convertible into any shares of the Corporation, other than such rights of conversion or exchange as shall be expressly granted by the Board of Directors prior to the initial issuance of the first shares of the series of which such Preferred Shares shall constitute a part; and, except as aforesaid, each and every holder of Preferred Shares, by accepting the same, thereby waives and releases any and all preemptive rights which he might otherwise have to purchase any shares which may at any time be issued by the Corporation.

     SECTION 3. The express terms and provisions of the Voting Preferred Shares are as follows:

     I. Voting Preferred Shares may be issued in series from time to time. Within the limitations and restrictions set forth in this Article Fourth, the Board of Directors is expressly authorized, at one time or from time to time, to adopt amendments to the Articles of Incorporation in respect of any authorized and unissued Voting Preferred Shares to fix or alter the division of such shares into series, the designation and number of shares of each series, the dividend rates, redemption rights, redemption prices, liquidation prices, sinking fund requirements, conversion rights, and restrictions on issuance of shares of the same series or of any other class or series. Voting Preferred Shares may, if authorized by such amendments to the Articles of Incorporation, be convertible at the option of the holder thereof into full paid and nonassessable Common Shares of the Corporation during such period or periods at such rate or rates (which rate or rates of some or all series may be determinable in whole or in part by the payment of money to the Corporation by the holder exercising the option to convert), as may be determined by such amendments. The express terms and provisions of Voting Preferred Shares of different series shall be identical except that there may be variations in respect of any or al1 of the particulars hereinbefore set forth in this subsection I. In case the stated dividends or the amounts payable on dissolution, liquidation, or sale of assets of the Corporation are not paid in full, all Voting Preferred Shares of all series shall participate ratably in the payment of dividends, including accumulations, if any, in proportion to the sums which would be payable thereon if all dividends thereon were paid in full, and, in any distribution of assets other than by way of dividends, in proportion to the sums which would be payable on such distribution if all sums payable thereon to holders of Voting Preferred Shares were discharged in full.

     II. The holders of Voting Preferred Shares shall be entitled to receive when and as declared out of the surplus of the Corporation, subject to any limitations prescribed by statute, cash dividends at the respective rates fixed as aforesaid by the Board of Directors for the shares of the several series of Voting Preferred Shares, and no more. Dividends on the Voting Preferred Shares shall be payable quarterly on the first days of March, June, September and December in each year. Dividends on each

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Voting Preferred Share shall be cumulative from the first day of the dividend period in which such share is issued, except that if any share is issued after the record date fixed for determining the holders of Voting Preferred Shares of such series entitled to the dividend for such period, dividends on such share shall be cumulative from the first day of the dividend period next following the date of issuance of such share, and except that dividends on any share of a particular series issued prior to the first dividend payment date for shares of such series shall be cumulative from such date as shall be fixed by the Board of Directors prior to the issuance thereof, but not earlier than the beginning of the current dividend period.

     The Voting Preferred Shares shall rank pari passu with the Preferred Shares and the No Par Preferred Shares with respect to the payment of dividends. Subject to the provisions of this Article FOURTH, the holders of all shares ranking junior to the Voting Preferred Shares with respect to the payment of dividends shall be entitled to receive such dividends as may from time to time be declared thereon by the Board of Directors.

     III. Except as may be otherwise expressly provided in this Article FOURTH, the Corporation shall have the right to redeem the Voting Preferred Shares of any one or more series at any time, either in whole or in such portions, as, from time to time, the Board of Directors may determine, upon the payment to the respective holders thereof of the "General Redemption Price" thereof. The General Redemption Price for shares of each series shall be an amount equal to the sum of (a) the redemption price fixed by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series; and (b) an amount equivalent to all accumulated and unpaid dividends on the shares to be redeemed to the date fixed for redemption (hereinafter referred to as the "Redemption Date"), whether or not such dividends shall have been earned or declared. In lieu of such payment the Corporation may deposit the General Redemption Price of the shares to be redeemed on or prior to the Redemption Date, with such responsible bank or trust company or bank and trust company in the Borough of Manhattan, in the City of New York, State of New York, having a capital and surplus of not less than $5,000,000, as may be designated by the Board of Directors, in trust, for payment on or after the date of such deposit (without awaiting the Redemption Date) to the holders of the Voting Preferred Shares then to be redeemed. If less than the whole amount of outstanding Voting Preferred Shares of any particular series shall be redeemed at any time, the shares thereof to be redeemed shall be selected by lot.

     Notice of any such redemption, in whole or in part, and of any such deposit made or to be made of such General Redemption Price, shall be mailed to each holder of Voting Preferred Shares so to be redeemed, at his address registered with the Corporation, not less than thirty days prior to the Redemption Date, and, if less than all of the said shares owned by such shareholder are to be redeemed, the notice shall specify the number of shares thereof which are to be redeemed. Such notice having been so given, or irrevocable written authority to the depositary having been given at the time of making the deposit provided for herein forthwith to give such notice, all rights of the respective holders of the said shares as shareholders of the Corporation by reason of the ownership of such shares, except the right to receive the General Redemption Price of such shares upon presentation and surrender of their respective certificates representing the said shares, shall cease from and after the Redemption Date (unless default shall be made by the Corporation in providing moneys for the payment of the General Redemption Price), or, if the General Redemption Price shall have been deposited on or prior to the Redemption Date as above permitted, from and after the date of such deposit; provided, however, that in lieu of the right to receive the General Redemption Price, any rights of conversion or exchange may be exercised up to the close of business on the Redemption Date. If after such deposit any Voting Preferred Shares so called shall be so converted or exchanged, the amount theretofore deposited with the depositary for the redemption thereof shall forthwith be paid over by it to the Corporation. Any other moneys so deposited which shall remain unclaimed by the holders of Voting Preferred Shares so called for redemption at the end of two years after the Redemption Date shall be paid by such depositary to the Corporation, after which the holders of such Voting Preferred Shares shall look only to the Corporation for payment of the General Redemption Price thereof, without interest.

     IV. Upon the dissolution, liquidation or sale of all or substantially all of the assets of the Corporation, the holders of Voting Preferred Shares shall be entitled to receive the following sums, before any payment shall be made to any other class of shares ranking junior to the Voting Preferred Shares with respect to payment upon dissolution, liquidation or sale of assets:

           (a) in case of any involuntary dissolution or liquidation or forced sale of all or substantially all the assets of the Corporation, each Voting Preferred Shares of each series shall be entitled to receive the amount fixed for such contingency by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment; or

           (b) in case of any voluntary dissolution or liquidation or voluntary sale of all or substantially all the assets of the Corporation, each Voting Preferred Share of each series shall be entitled to receive the amount fixed for such contingency by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment.

The Voting Preferred Shares shall rank pari passu with the Preferred Shares and the No Par Preferred Shares with respect to payment upon dissolution, liquidation, or sale of assets. After all sums payable on the Voting Preferred Shares as herein provided upon a particular contingency shall have been paid in full, but not prior thereto, the other classes of shares ranking junior to the Voting Preferred Shares with respect to payment upon dissolution, liquidation, or sale of assets shall be entitled to payment of all other sums then distributable, subject to the respective terms and provisions (if any) applying to such class or classes of shares, respectively. For the purposes of this subsection IV, a consolidation or merger of the Corporation with or into any other corporation, or a consolidation or merger of any other corporation with or into the Corporation shall not be deemed a dissolution, liquidation, or sale of assets.

     V. The holders of Voting Preferred Shares shall be entitled to one vote for each Voting Preferred Share held by them respectively. In addition to such general voting rights, the holders of Voting Preferred Shares shall have the following voting rights. If dividends on any of the Voting Preferred Shares shall be in arrears in an amount equal to 150% of the annual dividends thereon, the holders of the Voting Preferred Shares shall have the special right, voting as a class, to elect the number of directors hereinafter provided. The remaining directors shall be elected by the other class or classes (Preferred Shares, no Par Preferred Shares, Second Preferred Shares and/or Common Shares) entitled to vote therefor. The holders of Voting Preferred Shares shall have the right to elect that number of directors which bears the same proportion to the number of directors constituting the entire board of directors as the outstanding Voting Preferred Shares bears to the total of the outstanding Common Shares and Voting Preferred Shares, or in any event a minimum number of two directors. From and after the election of directors by the holders of Voting Preferred Shares, as aforesaid, and so long as one or more directors so elected continue to hold office, the holders of such Voting Preferred Shares shall not be entitled to exercise their general voting rights with respect to the election of the other directors. If, however, the holders of such Voting Preferred Shares do not exercise their rights to elect directors, voting as a class, they shall continue to be entitled to exercise their general voting rights with respect to the election of directors.

     Whenever the special voting right of the holders of Voting Preferred Shares shall have vested, such special right may be exercised initially either at a special meeting of such holders, called as hereinafter provided, or at any annual meeting of shareholders held for the purpose of electing directors, and thereafter at such annual meetings. The special right of the holders of the Voting Preferred Shares, voting as a class, to elect directors as provided herein, shall continue until such time as all dividends accumulated on the Voting Preferred Shares shall have been paid in full, at which time the right of the holders of

Voting Preferred Shares to exercise such special voting right shall terminate, subject to revesting in the event of each and every subsequent default of the character above-mentioned.

     At any time when the special voting right shall have vested in the holders of the Voting Preferred Shares as herein provided, and if such right shall not already have been initially exercised, the Secretary of the Corporation shall, upon the written request of the holders of record of at least 10% in amount of the Voting Preferred Shares then outstanding, call a special meeting of the holders of the Voting Preferred Shares for the purpose of exercising their special voting right. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of shareholders. Notwithstanding the provisions of this paragraph, no such special meeting shall be called during a period within 60 days immediately preceding the date fixed for the next annual meeting of shareholders.

     At any meeting held for that purpose of electing directors at which the holders of the Voting Preferred Shares shall have the special voting right, as a class, to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding Voting Preferred Shares shall be required and be sufficient to constitute a quorum for the exercise of such special voting right. At such meeting or adjournment thereof, (a) the absence of a quorum of the Voting Preferred Shares shall not prevent the election of the directors to be elected by the holders of the other class or classes entitled to vote therefor, and the absence of a quorum of such other class or classes shall not prevent the election of the directors to be elected by the special voting right of the holders of the Voting Preferred Shares, and (b) in the absence of a quorum of any class entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the exercise of the voting rights of such class, from time to time, without notice other than adjournment at the meeting, until a quorum shall be present.

     The term of office of all directors in office at any time when special voting power shall, as aforesaid, be vested in the holders of the Voting Preferred Shares, shall terminate upon the election of any directors at any meeting of shareholders held for the purpose of electing directors. Upon any termination of the special voting right of the holders of Voting Preferred Shares provided herein, the term of office of all directors then in office shall terminate upon the election of directors at a meeting of the holders of the other class or classes then entitled to vote, which meeting may be held at any time after such termination of the special voting right of the holders of the Voting Preferred Shares, upon notice as above provided, and shall be called by the Secretary of the Corporation upon written request of the holders of record of 10% of the aggregate number of outstanding shares of such other class or classes then entitled to vote for directors.

     VI. So long as any of the Voting Preferred Shares shall remain outstanding, no dividend (other than dividends payable in shares ranking junior to the Voting Preferred Shares with respect to the payment of dividends and distributions in liquidation) shall be paid, nor shall any distribution (by purchase, redemption, payment to any sinking fund, or otherwise) be made, on any shares ranking junior to the Voting Preferred Shares with respect to the payment of dividends or distributions in liquidation unless:

          (a) all dividends on all outstanding Preferred Shares, Voting Preferred Shares and No Par Preferred Shares shall have been paid, and full dividends thereon for the then current quarterly dividend period shall have been declared and a sum sufficient for the payment thereof set apart therefor;

          (b) the Corporation shall not be in arrears in respect of any sinking fund obligation in respect of any series of Preferred Shares, Voting Preferred Shares or No Par Preferred Shares;

          (c) after giving effect to the payment of the proposed dividend or distribution, the aggregate of all such dividends and distributions paid, subsequent to December 31, 1965, shall not exceed the sum of (i) Consolidated Net Income earned after said date less the aggregate of all dividends paid on the Preferred Shares, Voting Preferred Shares and No Par Preferred Shares, all sinking fund payments with respect thereto, and all amounts credited against such payments for the voluntary purchase or redemption of Preferred Shares, Voting Preferred Shares or No Par Preferred Shares, (ii) the net proceeds of the sale subsequent to September 1, 1966, of shares ranking junior to the Voting Preferred Shares with respect to the payment of dividends and distributions in liquidation, (iii) the principal amount of indebtedness converted, subsequent to April 1, 1967, and the stated capital of shares ranking equal with or prior to the Voting Preferred Shares with respect to the payment of dividends and distributions in liquidation converted, subsequent to April 1, 1967, into shares ranking junior to the Voting Preferred Shares with respect to the payment of dividends and distributions in liquidation, and (iv) $32,000,000; and

          (d) if such dividend or distribution be on the Common Shares, after giving effect to the payment of the proposed dividend or distribution, Consolidated Net Assets shall be at least 175% of the sum of (i) Consolidated Funded Indebtedness, (ii) the aggregate par value of (and/or, in the case of shares without par value, stated capital applicable to) the outstanding Voting Preferred Shares of all series and all other outstanding shares of the Corporation ranking equally with or prior to the Voting Preferred Shares with respect to the payment of dividends or distributions in liquidation, including shares owned by the Corporation, and (iii) capital and surplus of Subsidiaries applicable to or represented by shares owned by others than the Corporation or its Subsidiaries.

The purchase or other acquisition by a Subsidiary or Affiliate of shares of the Corporation shall be deemed a purchase or acquisition of such shares by the Corporation within the meaning of this subsection VI.

     VII. Without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the Voting Preferred Shares at the time outstanding, as a class, the Corporation shall not:

          (a) increase the number of authorized Preferred Shares to an amount in excess of 100,000;

          (b) increase the number of authorized Voting Preferred Shares to an amount in excess of 20,000,000;

          (c) increase the number of authorized No Par Preferred Shares to an amount in excess of 20,000,000;

          (d) authorize or issue any shares other than Preferred Shares, Voting Preferred Shares, No Par Preferred Shares or shares ranking junior to the Voting Preferred Shares with respect to the payment of dividends and distributions in liquidation;

          (e) adopt or effect any amendment to its Articles of Incorporation which would be substantially prejudicial to the holders of Voting Preferred Shares; provided, however, that if such amendment would be substantially prejudicial to the holders of Voting Preferred Shares of one or more series, but less than all of the several series of Voting Preferred Shares, or would unequally affect two or more series in a substantially prejudicial manner, the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the shares of each series so affected at the time outstanding, voting as a sub-class, shall be required in addition to the said vote or written consent of the holders of at least two-thirds of the Voting Preferred Shares of all series at the time outstanding, voting as a class; and provided, further, that any such amendment, when effected upon such vote or consent, shall not confer upon dissenting holders of Voting Preferred Shares any right to payment for their shares;

          (f) sell, convey, lease or otherwise part with all or substantially all of its assets, property or business, or consolidate or merge with or into any other corporation, or merge any other corporation into itself; provided, however, that this restriction shall not apply to a consolidation or merger to which the Corporation is a party if none of the rights or preferences of the Voting Preferred Shares shall be adversely affected thereby; or

          (g) give any guarantee or similar obligation for the payment of any share or dividend by any other corporation or person; provided, however, that this restriction shall not apply to any guarantee or similar obligation for the payment of any share or dividend by any corporation which at the time the guarantee or similar obligation is given is a Subsidiary.

For the purpose of determining whether such affirmative vote or written consent required by this subsection VII has been obtained, Voting Preferred Shares held by the Corporation or by any Subsidiary or Affiliate shall not be deemed to be outstanding or entitled to participate in any such vote or consent.

     VIII. So long as any dividend on any Voting Preferred Shares shall be in arrears and unpaid, the Corporation shall not redeem any Voting Preferred Shares (unless all outstanding Voting Preferred Shares shall be redeemed) or purchase any Voting Preferred Shares, or permit any Subsidiary or Affiliate to make any such purchase, unless such redemption or purchase shall be accomplished not earlier than 30 days and not later than 90 days after the mailing of a written purchase offer to each holder of record of Voting Preferred Shares at the address of such shareholder registered with the Corporation. Any such purchase offer shall be made upon terms that will result in holders of Voting Preferred Shares of the several series being offered prices in proportion to the several dividend rates applicable thereto.

     IX. Voting Preferred Shares acquired by the Corporation through the exercise by the holders thereof of any conversion privilege shall not be re-issued except as hereinafter provided. Such shares and any other Voting Preferred Shares acquired by the Corporation otherwise than through the operation of any sinking fund and not used to reduce the amount of any sinking fund instalment shall, upon compliance with such provisions of law relating to the retirement of shares as may be applicable, have the status of authorized and unissued Voting Preferred Shares which are unclassified into any series. Voting Preferred Shares acquired by the Corporation through the operation of any sinking fund or which have been used to reduce the amount of any sinking fund instalment shall be cancelled and not re-issued, and the Corporation shall from time to time take appropriate corporate action to reduce the authorized number of Voting Preferred Shares accordingly.

     X. No holder of Voting Preferred Shares of any series shall, as such holder, have any preemptive rights in, or preemptive rights to purchase or subscribe to, any shares of the Corporation, or any bonds, debentures, or other securities convertible into any shares of the Corporation, other than such rights of conversion or exchange as shall be expressly granted by the Board of Directors prior to the initial issuance of the first shares of the series of which such Voting Preferred Shares shall constitute a part; and, except as aforesaid, each and every holder of Voting Preferred Shares, by accepting the same, thereby waives and releases any and all preemptive rights which he might otherwise have to purchase any shares which may at any time be issued by the Corporation.

     SECTION 4. The express terms and provisions of the No Par Preferred Shares are as follows:

     I. No Par Preferred Shares may be issued in series from time to time. Within the limitations and restrictions set forth in this Article FOURTH, the Board of Directors is expressly authorized, at one time or from time to time, to adopt amendments to the Articles of Incorporation in respect of any authorized and unissued No Par Preferred Shares to fix or alter the division of such shares into series, the designation and number of shares of each series, the dividend rates, redemption rights, redemption prices, liquidation prices, sinking fund requirements, conversion rights, and restrictions on issuance of shares of the same series or of any other class or series. No Par Preferred Shares may, if authorized by such amendments to the Articles of Incorporation, be convertible at the option of the holder thereof into full paid and nonassessable Common Shares of the Corporation during such period or periods at such rate or rates (which rate or rates of some or all series may be determinable in whole or in part by the payment of money to the Corporation by the holder exercising the option to convert), as may be determined by such amendments. The express terms and provisions of No Par Preferred Shares of different series shall be identical except that there may be variations in respect of any or all of the particulars hereinbefore set forth in this subsection 1. In case the stated dividends or the amounts payable on dissolution, liquidation, or sale of assets of the Corporation are not paid in full, all No Par Preferred Shares of all series shall participate ratably in the payment of dividends, including accumulations, if any, in proportion to the sums which would be payable thereon if all dividends thereon were paid in full, and, in any distribution of assets other than by way of dividends, in proportion to the sums which would be payable on such distribution if all sums payable thereon to holders of No Par Preferred Shares were discharged in full.

     II. The holders of No Par Preferred Shares shall be entitled to receive when and as declared out of the surplus of the Corporation, subject to any limitations prescribed by statute, cash dividends at the respective rates fixed as aforesaid by the Board of Directors for the shares of the several series of No Par Preferred Shares, and no more. Dividends on the No Par Preferred Shares shall be payable quarterly on the first days of March, June, September and December in each year. Dividends on each No Par Preferred Share shall be cumulative from the first day of the dividend period in which such share is issued, except that if any share is issued after the record date fixed for determining the holders of No Par Preferred Shares of such series entitled to the dividend for such period, dividends on such share shall be cumulative from the first day of the dividend period next following the date of issuance of such share, and except that dividends on any share of a particular series issued prior to the first dividend payment date for shares of such series shall be cumulative from such date as shall be fixed by the Board of Directors prior to the issuance thereof, but not earlier than the beginning of the current dividend period.

     The No Par Preferred Shares shall rank pari passu with the Preferred Shares and the Voting Preferred Shares with respect to the payment of dividends. Subject to the provisions of this Article FOURTH, the holders of all shares ranking junior to the No Par Preferred Shares with respect to the payment of dividends shall be entitled to receive such dividends as may from time to time be declared thereon by the Board of Directors.

     III. Except as may be otherwise expressly provided in this Article FOURTH, the Corporation shall have the right to redeem the No Par Preferred Shares of any one or more series at any time, either in whole or in such portions, as, from time to time, the Board of Directors may determine, upon the payment to the respective holders thereof of the "General Redemption Price" thereof. The General Redemption Price for shares of each series shall be an amount equal to the sum of (a) the redemption price fixed by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series; and (b) an amount equivalent to all accumulated and unpaid dividends on the shares to be redeemed to the date fixed for redemption (hereinafter referred to as the "Redemption Date"), whether or not such dividends shall have been earned or declared. In lieu of such payment the Corporation may deposit the General Redemption Price of the shares to be redeemed on or prior to the Redemption Date, with such responsible bank or trust company or bank and trust company in the Borough of Manhattan, in the City of New York, State of New York, having a capital and surplus of not less than $5,000,000, as may be designated by the Board of Directors, in trust, for payment on or after the date of such deposit (without awaiting the Redemption Date) to the holders of the No Par Preferred Shares then to be redeemed. If less than the whole amount of outstanding No Par Preferred Shares of any particular series shall be redeemed at any time, the shares thereof to be redeemed shall be selected by lot.

     Notice of any such redemption, in whole or in part, and of any such deposit made or to be made of such General Redemption Price, shall be mailed to each holder of No Par Preferred Shares so to be redeemed, at his address registered with the Corporation, not less than thirty days prior to the Redemption Date, and, if less than all of the said shares owned by such shareholder are to be redeemed, the notice shall specify the number of shares thereof which are to be redeemed. Such notice having been so given, or irrevocable written authority to the depositary having been given at the time of making the deposit provided for herein forthwith to give such notice, all rights of the respective holders of the said shares as shareholders of the Corporation by reason of the ownership of such shares, except the right to receive the General Redemption Price of such shares upon presentation and surrender of their respective certificates representing the said shares, shall cease from and after the Redemption Date (unless default shall be made by the Corporation in providing moneys for the payment of the General Redemption Price), or, if the General Redemption Price shall have been deposited on or prior to the Redemption Date as above permitted, from and after the date of such deposit; provided, however, that in lieu of the right to receive the General Redemption Price, any rights of conversion or exchange may be exercised up to the close of business on the Redemption Date. If after such deposit any No Par Preferred Shares so called shall be so converted or exchanged, the amount theretofore deposited with the depositary for the redemption thereof shall forthwith be paid over by it to the Corporation. Any other moneys so deposited which shall remain unclaimed by the holders of No Par Preferred Shares so called for redemption at the end of two years after the Redemption Date shall be paid by such depositary to the Corporation, after which the holders of such No Par Preferred Shares shall look only to the Corporation for payment of the General Redemption Price thereof, without interest.

     IV. Upon the dissolution, liquidation or sale of all or substantially all the assets of the Corporation, the holders of No Par Preferred Shares shall be entitled to receive the following sums, before any payment shall be made to any other class of shares ranking junior to the No Par Preferred Shares with respect to payment upon dissolution, liquidation or sale of assets:

          (a) in case of any involuntary dissolution or liquidation or forced sale of all or substantially all the assets of the Corporation, each No Par Preferred Share of each series shall be entitled to receive the amount fixed for such contingency by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment; or

          (b) in case of any voluntary dissolution or liquidation or voluntary sale of all or substantially all the assets of the Corporation, each No Par Preferred Share of each series shall be entitled to receive the amount fixed for such contingency by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment.

The No Par Preferred Shares shall rank pari passu with the Preferred Shares and the Voting Preferred Shares with respect to payment upon dissolution, liquidation, or sale of assets. After all sums payable on the No Par Preferred Shares as herein provided upon a particular contingency shall have been paid in full, but not prior thereto, the other classes of shares ranking junior to the No Par Preferred Shares with respect to payment upon dissolution, liquidation, or sale of assets shall be entitled to payment of all other sums then distributable, subject to the respective terms and provisions (if any) applying to such class or classes of shares, respectively. For the purposes of this subsection IV, a consolidation or merger of the Corporation with or into any other Corporation, or a consolidation or merger of any other corporation with or into the Corporation shall not be deemed a dissolution, liquidation, or sale of assets.

    V. Except as herein or by law expressly provided to the contrary, the holders of No Par Preferred Shares shall have no right as such holders to vote at or participate in any meetings of shareholders of the Corporation or to receive any notice of any such meeting. If, however, dividends on any of the No Par Preferred Shares shall be in arrears in an amount equal to 150% of the annual dividends thereon, the holders of the No Par Preferred Shares shall be entitled to vote at all meetings of shareholders of the Corporation and to receive notice of all such meetings and shall have the right, voting as a class, to elect the number of directors hereinafter provided. The remaining directors shall be elected by the other class or classes (Preferred Shares, Voting Preferred Shares, Second Preferred Shares and/or Common Shares) entitled to vote therefor. The holders of No Par Preferred Shares shall have the right to elect that number of directors which bears the same proportion to the number of directors constituting the entire board of directors as the outstanding No Par Preferred Shares bears to the total of the outstanding Common Shares and Voting Preferred Shares, or in any event, the holders of No Par Preferred Shares shall have the right to elect a minimum number of two directors. Such voting rights of the holders of No Par Preferred Shares shall continue until all accumulated and unpaid dividends on all No Par Preferred Shares shall have been paid, whereupon all such voting rights shall cease, subject to being revived from time to time upon the reoccurrence of the conditions above described as giving rise thereto.

     Whenever the voting right of the holders of No Par Preferred Shares shall have vested, such right may be exercised initially either at a meeting of such holders, called as hereinafter provided, or at any annual meeting of shareholders held for the purpose of electing directors, and thereafter, at such annual meetings. The right of the holders of the No Par Preferred Shares, voting as a class, to elect directors as provided herein, shall continue until such time as all dividends accumulated on the No Par Preferred Shares shall have been paid in full, at which time the right of the holders of No Par Preferred Shares to exercise such voting right shall terminate, subject to revesting in the event of each and every subsequent default of the character above-mentioned.

     At any time when the voting right shall have vested in the holders of the No Par Preferred Shares as herein provided, and if such right shall not already have been initially exercised, the Secretary of the Corporation shall, upon the written request of the holders of record of at least 10% in amount of the No Par Preferred Shares then outstanding, call a special meeting of the holders of the No Par Preferred Shares for the purpose of exercising their voting right. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of shareholders. Notwithstanding the provisions of this paragraph, no such special meeting shall be called during a period within 60 days immediately preceding the date fixed for the next annual meeting of shareholders.

     At any meeting held for the purpose of electing directors at which the holders of the No Par Preferred Shares shall have the voting right, as a class, to elect directors as provided herein, the presence in person or by proxy of the holders of 33 1/3% of the then outstanding No Par Preferred Shares shall be required and be sufficient to constitute a quorum for the exercise of such voting right. At such meeting or adjournment thereof, (a) the absence of a quorum of the No Par Preferred Shares shall not prevent the election of the directors to be elected by the holders of the other class or classes entitled to vote therefor, and the absence of a quorum of such other class or classes shall not prevent the election of the directors to be elected by the voting right of the holders of the No Par Preferred Shares, and (b) in the absence of a quorum of any class entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the exercise of the voting rights of such class, from time to time, without notice other than adjournment at the meeting, until a quorum shall be present.

     The term of office of all directors in office at any time when voting power shall, as aforesaid, be vested in the holders of the No Par Preferred Shares, shall terminate upon the election of any directors at any meeting of shareholders held for the purpose of electing directors. Upon any termination of the voting right of the holders of No Par Preferred Shares provided herein, the term of office of all directors then in office shall terminate upon the election of directors at a meeting of the holders of the other class or classes then entitled to vote, which meeting may be held at any time after such termination of the voting right of the holders of the No Par Preferred Shares, upon notice as above provided, and shall be called by the Secretary of the Corporation upon written request of the holders of record of 10% of the aggregate number of outstanding shares of such other class or classes then entitled to vote for directors.

     VI. So long as any of the No Par Preferred Shares shall remain outstanding, no dividend (other than dividends payable in shares ranking junior to the No Par Preferred Shares with respect to the payment of dividends and distributions in liquidation) shall be paid, nor shall any distribution (by purchase, redemption, payment to any sinking fund, or otherwise) be made, on any shares ranking junior to the No Par Preferred Shares with respect to the payment of dividends or distributions in liquidation unless:

          (a) all dividends on all outstanding Preferred Shares, Voting Preferred Shares and No Par Preferred Shares shall have been paid, and full dividends thereon for the then current quarterly dividend period shall have been declared and a sum sufficient for the payment thereof set apart therefor;

          (b) the Corporation shall not be in arrears in respect of any sinking fund obligation in respect of any series of Preferred Shares, Voting Preferred Shares or No Par Preferred Shares;

          (c) after giving effect to the payment of the proposed dividend or distribution, the aggregate of all such dividends and distributions paid, subsequent to December 31, 1966, shall not exceed the sum of (i) Consolidated Net Income earned after said date less the aggregate of all dividends paid on the Preferred Shares, Voting Preferred Shares and No Par Preferred Shares, all sinking fund payments with respect thereto, and all amounts credited against such payments for the voluntary purchase or redemption of Preferred Shares, Voting Preferred Shares or No Par Preferred Shares, (ii) the net proceeds of the sale subsequent to April 1, 1967, of shares ranking junior to the No Par Preferred Shares with respect to the payment of dividends and distributions in liquidation, (iii) the principal amount of indebtedness converted, subsequent to April 1, 1967, and the stated capital of shares ranking equal with or prior to the No Par Preferred Shares with respect to the payment of dividends and distributions in liquidation converted, subsequent to April 1, 1967, into shares ranking junior to the No Par Preferred Shares with respect to the payment of dividends and distributions in liquidation, and (iv) $33,000,000; and

          (d) if such dividend or distribution be on the Common Shares, after giving effect to the payment of the proposed dividend or distribution, Consolidated Net Assets shall be at least 175% of the sum of (i) Consolidated Funded Indebtedness, (ii) the aggregate par value of (and/or, in the case of shares without par value, stated capital applicable to) the outstanding No Par Preferred Shares of all series and all other outstanding shares of the Corporation ranking equally with or prior to the No Par Preferred Shares with respect to the payment of dividends or distributions in liquidation, including shares owned by the Corporation, and (iii) capital and surplus of Subsidiaries applicable to or represented by shares owned by others than the Corporation or its Subsidiaries.

The purchase or other acquisition by a Subsidiary or Affiliate of shares of the Corporation shall be deemed a purchase or acquisition of such shares by the Corporation within the meaning of this subsection VI.

     VII. Without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the No Par Preferred Shares at the time outstanding, as a class, the Corporation shall not:

          (a) increase the number of authorized Preferred Shares to an amount in excess of 100,000;

          (b) increase the number of authorized Voting Preferred Shares to an amount in excess of 20,000,000;

          (c) increase the number of authorized No Par Preferred Shares to an amount in excess of 20,000,000;

          (d) authorize or issue any shares other than Preferred Shares, Voting Preferred Shares, No Par Preferred Shares or shares ranking junior to the No Par Preferred Shares with respect to the payment of dividends and distributions in liquidation;

          (e) adopt or effect any amendment to its Articles of Incorporation which would be substantially prejudicial to the holders of No Par Preferred Shares; provided, however, that if such amendment would be substantially prejudicial to the holders of No Par Preferred Shares of one or more series, but less than all of the several series of No Par Preferred Shares, or would unequally affect two or more series in a substantially prejudicial manner, the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the shares of each series so affected at the time outstanding, voting as a sub-class, shall be required in addition to the said vote or written consent of the holders of at least two-thirds of the No Par Preferred Shares of all series at the time outstanding, voting as a class; and provided, further, that any such amendment, when effected upon such vote or consent, shall not confer upon dissenting holders of No Par Preferred Shares any right to payment for their shares;

          (f) sell, convey, lease or otherwise part with all or substantially all of its assets, property or business, or consolidate or merge with or into any other corporation, or merge any other corporation into itself; provided, however, that this restriction shall not apply to a consolidation or merger to which the Corporation is a party if none of the rights or preferences of the No Par Preferred Shares shall be adversely affected thereby; or

          (g) give any guarantee or similar obligation for the payment of any share or dividend by any other corporation or person; provided, however, that this restriction shall not apply to any guarantee or similar obligation for the payment of any share or dividend by any corporation which at the time the guarantee or similar obligation is given is a Subsidiary.

For the purpose of determining whether such affirmative vote or written consent required by this subsection VII has been obtained, No Par Preferred Shares held by the Corporation or by any Subsidiary or Affiliate shall not be deemed to be outstanding or entitled to participate in any such vote or consent.

     VIII. So long as any dividend on any No Par Preferred Shares shall be in arrears and unpaid, the Corporation shall not redeem any No Par Preferred Shares (unless all outstanding No Par Preferred Shares shall be redeemed) or purchase any No Par Preferred Shares, or permit any Subsidiary or Affiliate to make any such purchase, unless such redemption or purchase shall be accomplished not earlier than 30 days and not later than 90 days after the mailing of a written purchase offer to each holder of record of No Par Preferred Shares at the address of such shareholder registered with the Corporation. Any such purchase offer shall be made upon terms that will result in holders of No Par Preferred Shares of the several series being offered prices in proportion to the several dividend rates applicable thereto.

     IX. No Par Preferred Shares acquired by the Corporation through the exercise by the holders thereof of any conversion privilege shall not be re-issued except as hereinafter provided. Such shares and any other No Par Preferred Shares acquired by the Corporation otherwise than through the operation of any sinking fund and not used to reduce the amount of any sinking fund instalment shall, upon compliance with such provisions of law relating to the retirement of shares as may be applicable, have the status of authorized and unissued No Par Preferred Shares which are unclassified into any series. No Par Preferred Shares acquired by the Corporation through the operation of any sinking fund or which have been used to reduce the amount of any sinking fund instalment shall be cancelled and not re-issued, and the Corporation shall from time to time take appropriate corporate action to reduce the authorized number of No Par Preferred Shares accordingly.

     X. No holder of No Par Preferred Shares of any series shall, as such holder, have any preemptive rights in, or preemptive rights to purchase or subscribe to, any shares of the Corporation, or any bonds, debentures, or other securities convertible into any shares of the Corporation, other than such rights of conversion or exchange as shall be expressly granted by the Board of Directors prior to the initial issuance of the first shares of the series of which such No Par Preferred Shares shall constitute a part; and, except as aforesaid, each and every holder of No Par Preferred Shares, by accepting the same, thereby waives and releases any and all preemptive rights which he might otherwise have to purchase any shares which may at any time be issued by the Corporation.

     SECTION 5. The express terms and provisions of the Second Preferred Shares are as follows:

     I. The rights and preferences of the Second Preferred Shares shall be subject in all respects to the rights and preferences of the Preferred Shares, Voting Preferred Shares and No Par Preferred Shares in the manner and to the extent provided in this Article FOURTH. The Second Preferred Shares may be issued in series from time to time. Within the limitations and restrictions set forth in this Article FOURTH, the Board of Directors is expressly authorized, at one time or from time to time, to adopt amendments to the Articles of Incorporation in respect of any authorized and unissued Second Preferred Shares to fix or alter the division of such shares into series, the designation and number of shares of each series, the dividend rates, redemption rights, redemption prices, liquidation prices, sinking fund and market fund requirements, conversion rights, and restrictions on issuance of shares of the same series or of any other class or series. The express terms and provisions of Second Preferred Shares of different series shall be identical except that there may be variations in respect of any or all of the particulars hereinabove set forth in this subsection I. In case the stated dividends or the amounts payable on dissolution, liquidation or sale of assets of the Corporation are not paid in full, all Second Preferred Shares of all series shall participate ratably in the payment of dividends, including accumulations, if any, in proportion to the sums which would be payable thereon if all dividends thereon were paid in full, and, in any distribution of assets other than by way of dividends, in proportion to the sums which would be payable on such distribution if all sums payable thereon to holders of Second Preferred Shares were discharged in full.

     II. The Second Preferred Shares shall rank junior to the Preferred Shares, Voting Preferred Shares and No Par Preferred Shares with respect to the payment of dividends. Subject to the prior rights of the holders of Preferred Shares, Voting Preferred Shares and No Par Preferred Shares, the holders of Second Preferred Shares shall be entitled to receive when and as declared out of the surplus of the Corporation, subject to any limitations prescribed by statute, cash dividends at the respective rates fixed as aforesaid by the Board of Directors for the shares of the several series of Second Preferred Shares, and no more. Dividends on the Second Preferred Shares shall be payable quarterly on the first day of March, June, September and December in each year. Dividends on each Second Preferred Share shall be cumulative from the first day of the dividend period in which such share is issued, except that if any share is issued after the record date fixed for determining the holders of Second Preferred Shares of such series entitled to the dividend for such period, dividends on such shares shall be cumulative from the first day of the dividend period next following the date of issuance of such share, and except that dividends on any share of a particular series issued prior to the first dividend payment date for shares of such series shall be cumulative from such date as shall be fixed by the Board of Directors prior to the issuance thereof, but not earlier than the beginning of the current dividend period.

     Subject to the provisions of this Article FOURTH, the holders of all shares ranking junior to the Second Preferred Shares with respect to the payment of dividends shall be entitled to receive such dividends as may from time to time be declared thereon by the Board of Directors.

     III. Except as may be otherwise expressly provided in this Article FOURTH, the Corporation shall have the right to redeem the Second Preferred Shares of any one or more series at any time, either in whole or in such portions, as, from time to time, the Board of Directors may determine, upon the payment to the respective holders thereof of the "General Redemption Price" thereof. The General Redemption Price for shares of each series shall be an amount equal to the sum of (a) the redemption price fixed by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series; and (b) an amount equivalent to all accumulated and unpaid dividends on the shares to be redeemed to the date fixed for redemption (hereinafter referred to as the "Redemption Date"), whether or not such dividends shall have been earned or declared. In lieu of such payment the Corporation may deposit the General Redemption Price of the shares to be redeemed on or prior to the Redemption Date, with such responsible bank or trust company or bank and trust company in the Borough of Manhattan, in the City of New York, State of New York, having a capital and surplus of not less than $5,000,000, as may be designated by the Board of Directors, in trust, for payment on or after the date of such deposit (without awaiting the Redemption Date) to the holders of the Second Preferred Shares then to be redeemed. If less than the whole amount of outstanding Second Preferred Shares of any particular series shall be redeemed at any time, the shares thereof to be redeemed shall be selected by lot.

     Notice of any such redemption, in whole or in part, and of any such deposit made or to be made of such General Redemption Price, shall be mailed to each holder of Second Preferred Shares so to be redeemed, at his address registered with the Corporation not less than thirty days prior to the Redemption Date, and, if less than all of the said shares owned by such shareholder are to be redeemed, the notice shall specify the number of shares thereof which are to be redeemed. Such notice having been so given, or irrevocable written authority to the depositary having been given at the time of making the deposit provided for herein forthwith to give such notice, all rights of the respective holders of the said shares as shareholders of the Corporation by reason of the ownership of such shares, except the right to receive the General Redemption Price of such shares upon presentation and surrender of their respective certificates representing the said shares, shall cease from and after the Redemption Date (unless default shall be made by the Corporation in providing moneys for the payment of the General Redemption Price), or, if the General Redemption Price shall have been deposited on or prior to the Redemption Date as above permitted, from and after the date of such deposit; provided, however, that in lieu of the right to receive the General Redemption Price, any rights of conversion or exchange may be exercised up to the close of business on the Redemption Date. If after such deposit any Second Preferred Shares so called shall be so converted or exchanged, the amount theretofore deposited with the depositary for the redemption thereof shall forthwith be paid over by it to the Corporation. Any other moneys so deposited which shall remain unclaimed by the holders of Second Preferred Shares so called for redemption at the end of two years after the Redemption Date shall be paid by such depositary to the Corporation, after which the holders of such Second Preferred Shares shall look only to the Corporation for payment of the General Redemption Price thereof, without interest.

     IV. The Second Preferred Shares shall rank junior to the Preferred
Shares, Voting Preferred Shares and No Par Preferred Shares with respect to payment upon dissolution, liquidation or sale of assets of the Corporation. Subject to the prior rights of the holders of Preferred Shares, Voting Preferred Shares and No Par Preferred Shares, the holders of Second Preferred Shares, upon the dissolution, liquidation or sale of all or substantially all the assets of the Corporation, shall be entitled to receive the following sums, before any payment shall be made to any other class of shares ranking junior to the Second Preferred Shares with respect to payment upon dissolution, liquidation or sale of assets:

          (a) in case of any involuntary dissolution or liquidation or forced sale of all or substantially all the assets of the Corporation, each Second Preferred Share of each series shall be entitled to receive the sum of $50, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment; or

          (b) in case of any voluntary dissolution or liquidation or voluntary sale of all or substantially all the assets of the Corporation, each Second Preferred Share of each series shall be entitled to receive the amount fixed for such contingency by the Board of Directors for the shares of such series prior to the initial issuance of the first shares of such series, together with a sum, whether or not earned or declared, equivalent to all accumulated and unpaid dividends thereon to the date of such payment.

After all sums payable on the Second Preferred Shares as herein provided upon a particular contingency shall have been paid in full but not prior thereto, the other classes of shares ranking junior to the Second Preferred Shares with respect to payment upon dissolution, liquidation or sale of assets shall be entitled to payment of all other sums then distributable, subject to the respective terms and provisions (if any) applying to such class or classes of shares, respectively. For the purpose of this subsection IV, a con-solidation or merger of the Corporation with or into any other corporation or a consolidation or merger of any other corporation with or into the Corporation shall not be deemed a dissolution, liquidation or sale of assets.

    V. Except as herein or by law expressly provided to the contrary, the holders of Second Preferred Shares shall have no right as such holders to vote at or participate in any meeting of shareholders of the Corporation or to receive any notice of any such meeting. If, however, dividends on any of the Second Preferred Shares shall be in arrears in an amount equal to the annual dividends thereon, the holders of all of the Second Preferred Shares shall be entitled to vote at all meetings of shareholders of the Corporation and to receive notice of all such meetings. Such voting rights of the holders of Second Preferred Shares shall continue until all accumulated and unpaid dividends on all Second Preferred Shares shall have been paid, whereupon all such voting rights shall cease, subject to being revived from time to time upon the reoccurrence of the conditions above described as giving rise thereto.

    At any meeting at which the holders of the Second Preferred Shares shall be entitled to vote, each vote cast pursuant to the provisions of this subsection V on behalf of the holder of a Second Preferred Share shall be counted as such number of votes as shall equal the quotient derived from dividing the number of Second Preferred Shares of all series then outstanding into one-third of the total number of votes to which at such time all outstanding shares ranking junior to the Second Preferred Shares with respect to the payment of dividends or distributions in liquidation may be collectively entitled. For the purposes of the above computation, shares held by the Corporation or by any Subsidiary or Affiliate shall not be deemed to be outstanding, and such shares shall have no right whatsoever to vote at or to receive notice of any meeting other than such rights as may be expressly granted by law.

    VI. So long as any of the Second Preferred Shares shall remain outstanding, no dividend (other than dividends payable in shares ranking junior to the Second Preferred Shares with respect to the payment of dividends and distributions in liquidation) shall be paid, nor shall any distribution (by purchase, redemption, payment to any sinking fund, or otherwise) be made, on any shares ranking junior to the Second Preferred Shares with respect to the payment of dividends or distributions in liquidation, unless:

          (a) all dividends on all outstanding Second Preferred Shares shall have been paid and full dividends thereon for the then current quarterly dividend period shall have been declared and a sum sufficient for the payment thereof set apart therefor;

          (b) the Corporation shall not be in arrears in respect of any sinking fund obligation in respect of any series of Second Preferred Shares; and

          (c) after giving effect to the payment of the proposed dividend or distribution, the aggregate of all such dividends and distributions paid, subsequent to December 29, 1945, shall not exceed the sum of (i) Consolidated Net Income earned after said date, less the aggregate of all dividends and all payments into any sinking fund for the Preferred Shares, the Voting Preferred Shares, the No Par Preferred Shares or the Second Preferred Shares, and all amounts credited against any sinking fund instalment with respect to the Preferred Shares, the Voting Preferred Shares, the No Par Preferred Shares or the Second Preferred Shares for the voluntary purchase or redemption of Preferred Shares, Voting Preferred Shares, No Par Preferred Shares or Second Preferred Shares, (ii) the net proceeds of the sale subsequent to September 1, 1946 of shares ranking junior to the Second Preferred Shares with respect to the payment of dividends and distributions in liquidation, (iii) the principal amount of indebtedness converted, subsequent to April 1, 1967, and the stated capital of shares ranking equal with or prior to the Second Preferred Shares with respect to the payment of dividends and distributions in liquidation converted, subsequent to April 1, 1967, into shares ranking junior to the Second Preferred Shares with respect to the payment of dividends and distributions in liquidation, and (iv) $500,000.

The purchase or other acquisition by a Subsidiary or Affiliate of shares of the Corporation shall be deemed a purchase or acquisition of such shares by the Corporation within the meaning of this subsection VI.

     VII. Without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the Second Preferred Shares at the time outstanding, as a class, the Corporation shall not:

         (a) increase the number of authorized Preferred Shares to an amount in excess of 100,000, or the number of authorized Voting Preferred Shares to an amount in excess of 20,000,000, or the number of authorized No Par Preferred Shares to an amount in excess of 20,000,000, or the number of authorized Second Preferred Shares to an amount in excess of 295,540;

          (b) authorize or issue any shares other than Preferred Shares, Voting Preferred Shares, No Par Preferred Shares, Second Preferred Shares or shares ranking junior to the Second Preferred Shares with respect to the payment of dividends and distributions in liquidation;

          (c) adopt or effect any amendment to its Articles of Incorporation which would be substantially prejudicial to the holders of Second Preferred Shares; provided, however, that if such amendment would be substantially prejudicial to the holders of Second Preferred Shares of one or more series, but less than all of the several series of Second Preferred Shares, or would unequally affect two or more series in a substantially prejudicial manner, the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the shares of each series so affected at the time outstanding, voting as a sub-class, shall be required in addition to the said vote or written consent of the holders of at least two-thirds of the Second Preferred Shares of all series at the time outstanding, voting as a class; and provided, further, that any such amendment, when effected upon such vote or consent, shall not confer upon dissenting holders of Second Preferred Shares any right to payment for their shares;

          (d) sell, convey, lease or otherwise part with all or substantially all of its assets, property or business, or consolidate or merge with or into any other corporation, or merge any other corporation into itself; provided, however, that this restriction shall not apply to a consolidation or merger to which the Corporation is a party if none of the rights or preferences of the Second Preferred Shares shall be adversely affected thereby; or

          (e) give any guarantee or similar obligation for the payment of any share or dividend by any other corporation or person; provided, however, that this restriction shall not apply to any guarantee or similar obligation for the payment of any share or dividend by any corporation which at the time the guarantee or similar obligation is given is a Subsidiary.

For the purpose of determining whether such affirmative vote or written consent required by this subsection VII has been obtained, Second Preferred Shares held by the Corporation or by any Subsidiary or Affiliate shall not be deemed to be outstanding or entitled to participate in any such vote or consent.

     VIII. So long as any dividend on any Second Preferred Shares shall be in arrears and unpaid, the Corporation shall not redeem any Second Preferred
Shares (unless all outstanding Second Preferred Shares shall be redeemed) or purchase any Second Preferred Shares, or permit any Subsidiary or Affiliate to make any such purchase, unless such redemption or purchase shall be accomplished not earlier than 30 days and not later than 90 days after the mailing of a written purchase offer to each holder of record of Second Preferred Shares at the address of such shareholder registered with the Corporation. Any such purchase offer shall be made upon terms that will result in holders of Second Preferred Shares of the several series being offered prices in proportion to the several dividend rates applicable thereto.

     IX. Second Preferred Shares acquired by the Corporation through the exercise by the holders thereof of any conversion privilege shall not be re-issued except as hereinafter provided. Such Second

Preferred Shares and any other Second Preferred Shares acquired by the Corporation otherwise than through the operation of any sinking fund and not used to reduce the amount of any sinking fund instalment shall, upon compliance with such provisions of law relating to the retirement of shares as may be applicable have the status of authorized and unissued Second Preferred Shares which are unclassified into any series. Second Preferred Shares acquired by the Corporation through the operation of any sinking fund which have been used to reduce the amount of any sinking fund instalment shall be cancelled and not re-issued, and the Corporation shall from time to time take appropriate corporate action to reduce the authorized number of Second Preferred Shares accordingly.

     X. No holder of Second Preferred Shares of any series shall, as such holder, have any preemptive rights in, or preemptive rights to purchase or subscribe to, any shares of the Corporation, or any bonds, debentures, or other securities convertible into any shares of the Corporation, other than such rights of conversion or exchange as shall be expressly granted by the Board of Directors prior to the initial issuance of the first shares of the series of which such Second Preferred Shares constitute a part; and except as aforesaid each and every holder of Second Preferred Shares, by accepting the same, thereby waives and releases any and all preemptive rights he might otherwise have to purchase any shares which may at any time be issued by the Corporation.

     SECTION 6. The express terms and provisions of the Common Shares are as follows:

     I. The rights and preferences of the Common Shares shall be subject in all respects to the rights and preferences of the Preferred Shares, the Voting Preferred Shares, the No Par Preferred Shares and the Second Preferred Shares, in the manner and to the extent provided in this Article Fourth.

     II. The Common Shares shall rank junior to the Preferred Shares, the Voting Preferred Shares, the No Par Preferred Shares and the Second Preferred Shares with respect to the payment of dividends. Out of the assets of the Corporation available for dividends remaining after there shall have been paid or declared and set apart for payment full dividends on all shares ranking prior to the Common Shares with respect to the payment of dividends, and subject to the restrictions or limitations contained in the express terms and provisions of all shares ranking prior to the Common Shares with respect to the payment of dividends, dividends may be declared and paid upon the Common Shares, but only when and as determined by the Board of Directors.

     III. The Common Shares shall rank junior to the Preferred Shares, the Voting Preferred Shares, the No Par Preferred Shares and the Second Preferred Shares with respect to payment upon dissolution, liquidation or sale of assets of the Corporation. Upon the dissolution, liquidation or sale of all or substantially all the assets of the Corporation, after there shall have been paid to or set apart for holders of all shares ranking senior to the Common Shares the full preferential amounts to which they are respectively entitled, the holders of Common Shares shall be entitled to receive pro rata all of the remaining assets of the Corporation available for distribution to its shareholders.

     IV. The holders of Common Shares shall be entitled to one vote for each Common Share held by them respectively.

     V. No present or future holder of Common Shares shall, as such holder, have any preemptive rights in, or preemptive rights to purchase or subscribe to, any shares of the Corporation, or any bonds, debentures, or other securities convertible into any shares of the Corporation.

     FIFTH: Subject to the restrictions and limitations set forth in Article FOURTH hereof, this Corporation may purchase shares of any class of the stock issued by it to the extent of the surplus available for cash dividends, when authorized by the affirmative vote of the Board of Directors, but no such purchase shall be made so as to favor any shareholder over any other, except as herein provided.

     SIXTH: Subject to the restrictions and limitations set forth in Article FOURTH hereof, to the fullest extent permitted by law, the Board of Directors may, from time to time, without any vote, consent or other action of or by the shareholders, borrow or raise money, without limit as to amount, for any of the purposes of the Corporation, and may authorize the issue of bonds, debentures, notes or other obligations of any nature or in any manner for money so borrowed, and may confer upon the respective holders thereof the right to convert the principal thereof into shares of any class or series upon such terms and conditions as the Board of Directors may, in its discretion, deem advisable, and may authorize the creation of mortgages upon, or the pledge, conveyance or assignment of the whole or any part of, the property of the Corporation, real, personal or mixed, whether at the time owned or to be acquired thereafter, to secure the payment of such obligations and the interest and premium (if any) thereon, and may authorize the sale, pledge or other disposition of such obligations at such prices, upon such terms and to such persons as the Board of Directors, in its discretion, may deem advisable.

     SEVENTH: These Amended Articles of Incorporation supersede the existing Articles of Incorporation.

           FURTHER RESOLVED, That the foregoing Amended Articles of Incorporation, which shall supersede and take the place of the existing Amended Articles of Incorporation, be, and they hereby are, in all respects authorized, approved and adopted.

           FURTHER RESOLVED, That the President and the Secretary be, and they hereby are, authorized and directed to execute and file in the Office of the Secretary of State of the State of Ohio a certificate containing a copy of these resolutions and to execute, deliver and file any other certificate or instrument which they may deem necessary or appropriate to render effective or otherwise fully to carry out the intent and purposes of these resolutions."

     IN WITNESS WHEREOF, said Steven C. Mason, President, and George J. Maly, Jr., Secretary, of The Mead Corporation, acting for and on behalf of said Corporation, have hereunto subscribed their names and cause the seal of said Corporation to be hereunto affixed this 28th day of May, 1987.


                                     /s/ STEVEN C. MASON
                                     ---------------------------------
                                         Steven C. Mason, President


                                     /s/ GEORGE J. MALY, JR.
                                     ---------------------------------
                                         George J. Maly Jr., Secretary



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